Exhibit 10.1

建设工程施工总包合同
General Contractor Agreement for Construction Project

发包人（全称）：天人果汁集团宜都柑橘产业链有限公司

Owner (Full name): SkyPeople Juice Group Yidu Orange Products Co., Ltd.

承包人（全称）：中国一冶集团有限公司

Contractor (Full name): China First Metallurgical Group Co., Ltd.

根据《中华人民共和国合同法》、《中华人民共和国建筑法》及有关法律规定，遵循平等、自愿、公平和诚实信用的原则，双方就柑橘深加工及综合利用项目工程施工及有关事项协商一致，共同达成如下协议：

According to the “Contract Law of the People’s Republic of China”, the “Construction Law of People’s Republic of China”, and other relevant national laws and regulations, and following the principle of equality, free will, fairness and good faith, two parties hereto agree the follows on construction of orange deep processing and integrated utilization project:

一、工程概况

Article 1 Project overview

1.	工程名称：柑橘深加工及综合利用项目。

1. Name of project: The orange deep processing and integrated utilization project.

2.工程地点：湖北省宜都市

2. Project site: Yidu city, Hubei province.

3.资金来源：自有资金、银行贷款。

3. Capital source: owner's available capital and bank loans.

4.工程内容：围墙、土方、降排水、土建、钢结构、装饰装修、水电安装、道路管网工程、辅助及通用设备的采购安装等 。

4. Contents of project: bounding walls, earthwork, water drainage systems, civil engineering, steel frame, decoration, water line and electricity installation, roads, pipeline network, purchase and installation of supplementary and standard equipment.

二、合同工期

Article 2 Contract schedule

计划开工日期2015年12 月。

Proposed date of commencement: Dec, 2015.

工期总日历天数：暂定730天。工期总日历天数与根据前述计划开竣工日期计算的工期天数不一致的，以工期总日历天数为准。

Total calendar days of project: 730 days tentatively. If the total calendar days of project conflict with the days calculated according to previous proposed dates of commencement and completion, the total calendar days of project shall prevail.

具体开工时间以发包人委托的监理工程师发出的开工令为准。

The specific date of commencement is subject to the order of commencement issued by supervising engineer who is entrusted by Owner.

三、质量标准

Article 3 Quality standard

工程质量符合 合格 标准。

The quality is compliant with engineering standards.

四、签约合同价与合同价格形式

Article 4 Contract price and the form of contract price.

1.	签约合同价为：
1.	Contract price:

人民币（大写）贰亿贰仟万元整 (¥220,000,000 元)；

RMB(In figures) Two hundred and twenty million (¥220,000,000 Yuan)

柑橘深加工及综合利用项目工程，人民币（大写）

The orange deep processing and integrated utilization project. RMB (In figures)

贰亿贰仟万元整 (¥220,000,000元)；

Two hundred and twenty million (¥220,000,000 Yuan)

2.	合同价格形式：按定额计价。

2. The form of contract price: based upon budgeted work loads plus costs.

五、承诺

1.发包人承诺按照法律规定履行项目审批手续、筹集工程建设资金并按照合同约定的期限和方式支付合同价款。

2.承包人承诺按照法律规定及合同约定组织完成工程施工，确保工程质量和安全，不进行转包及违法分包，并在缺陷责任期及保修期内承担相应的工程维修责任。

3.发包人和承包人通过招投标形式签订合同的，双方理解并承诺不再就同一工程另行签订与合同实质性内容相背离的协议。

Article 5: Commitment

1.	The Owner promises to apply and obtain all project approvals according to the laws and regulations, raise funds for project construction and pay contract price according to the schedule and method of the contract.
2.	The contractor promises to organize and complete construction project, ensure quality and safety of project, not to transfer the contractor or subcontract it to/with others illegally, and to undertake corresponding engineering maintenance and repaire responsibilities during defect liability period and warranty period.
3.	The Owner and contractor sign the contract through invitation of bid. Both parties understand and promise that they would not sign another agreement which would depart from substantial content of this contract for this project.

六、签订地点

Article 6 Place of signing

本合同在 湖北省武汉市 签订。

This contract signed at Wuhan City, Hubei Province.

七、补充协议

Article 7 Supplementary agreement

合同未尽事宜，合同当事人另行签订补充协议，补充协议是合同的组成部分。

For issues not stipulated in this contract, parties may sign a supplement agreement, which also is the part of this contract.

八、合同生效

Article 8 Execution of contract

本合同自 发包方和承包方的法定代表人或其授权代理人在协议书上签字并盖单位章后本合同 生效。

This contract shall take effect after legal representatives or authorized representatives of both parties signed and stamped with company chop.

九、合同份数

Article 9 Copies of contract

本合同一式 6 份，均具有同等法律效力，发包人执 3 份，承包人执 3 份。

This contract is made in sextuplicate and all of them have the same legal effect. The owner and contractor each has three copies.

发包人： (公章)	承包人： (公章)

法定代表人或其委托代理人：	法定代表人或其委托代理人：
（签字）	（签字）

组织机构代码：59146295-1	组织机构代码：17772755-5
地 址：宜都市高坝洲镇中坪村八组	地 址：湖北省武汉市青山区工业路3号
邮政编码： 443318	邮政编码：430083
法定代表人：薛红科	法定代表人：宋占江
委托代理人：王晓东	委托代理人： __________
电 话：_________________	电 话： _________________
传 真：_________________	传 真： __________________
电子信箱： ________	电子信箱： ________________
Owner: (Stamp)	Contractor: (Stamp)
Legal representative/Entrusted agent:	Legal representative/Entrusted agent:
(Signature)	(Signature)
Organization code: 59146295-1	Organization code: 17772755-5
Address: Group 8, Zhongping county,	Address: No. 3, Industry road, Qingshan
Gaobazhou Town, Yidu City.	District, Wuhan city, Hubei province.
Zip code: 443318	Zip code: 430083
Legal representative: Hongke Xue	Legal representative: Zhanjian Song
Entrusted agent: Xiaodong Wang	Entrusted agent:
Telephone:	Telephone:
Fax:	Fax:
E-mail:	E-mail: